Other gain (Details) $ in Thousands	12 Months Ended
	Mar. 31, 2018 USD ($) item	Mar. 31, 2017 USD ($)	Mar. 31, 2016 USD ($)
Other Nonoperating Income (Expense) [Abstract]
Number of government grants received | item	5
Government grants	$ 1,423	$ 3,415	$ 2,885
Total amount received from government grants	1,825
Sublease	1,211	958	997
Buyout fee	360	549	0
Loss on disposal of fixed assets	(489)	(233)	(42)
Other gain	268	430	107
Total other gain, net	$ 2,773	$ 5,119	$ 3,947